================================================================================
TO THE STOCKHOLDERS


During Seligman Select Municipal Fund's second quarter, the US economic expansion continued into its eighth year, and the municipal bond market remained relatively stable. Long-term municipal yields fluctuated within a narrow range and ended the period slightly lower than at March 31. This resulted in an increase in the Fund's net asset value. More specific investment results for the Fund appear on page 3.

    Throughout the second quarter, the low-yield environment benefited many municipal issuers. In fact, new issue volume year to date was up significantly from the same period in 1997. However, much of the issuance was due to a large increase in refunding volume (i.e., when new bonds are issued to retire existing bonds that have higher interest rates). Because there was a heavy supply of municipal bonds in the market, municipal yields did not decline as much as US Treasury yields. Consequently, the municipal market underperformed the Treasury market during the second quarter, as the prices of municipal bonds did not appreciate as much as the prices of US Treasury securities. As a result of the narrowing of the yield spread between long-term municipal bonds and long-term Treasury bonds, municipal bonds are currently at their most attractive level, relative to Treasuries, in more than two years.

    Looking ahead, recent economic data suggest that growth has begun to slow. We are cautiously optimistic that the economic slowdown will be sufficient enough to continue to subdue inflationary pressures, and therefore prevent the Federal Reserve Board from raising interest rates. Additionally, it is expected that municipal new issue volume will slow from its current pace in the months ahead. Therefore, we believe that the performance of the municipal market will improve relative to that of the Treasury market. Municipal securities offer a significant yield advantage when compared with the after-tax returns of other fixed-income investments, and we are confident that Seligman Select Municipal Fund will continue to play an important role in helping investors attain their long-term financial goals.

     As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, the Seligman Investment Companies, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that there will be no disruption in the services provided by your Fund.

     Seligman Select Municipal Fund's 1998 Annual Meeting took place Thursday, May 21, 1998, in St. Louis, Missouri. All proposals as set forth in the proxy you received earlier in the year passed. For the complete results of the vote, please refer to page 14.

    Thank you for your continued interest in Seligman Select Municipal Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.


By order of the Board of Directors,



/s/William C. Morris
--------------------
William C. Morris
Chairman



                                                           /s/Thomas G. Moles
                                                           ------------------
                                                           Thomas G. Moles
                                                                 President

                                                                           1
July 31, 1998

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

[PHOTO]

SELIGMAN MUNICIPALS TEAM: (FROM LEFT) AUDREY KUCHTYAK, THERESA BARION,
DEBRA MCGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)

WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN SELECT MUNICIPAL FUND IN THE SECOND QUARTER OF 1998?

   "The municipal bond market enjoyed a period of relative stability during Seligman Select Municipal Fund's second quarter. Long-term municipal yields fluctuated within a narrow range and ended the period slightly below March 31 levels.

   "Throughout the quarter, municipal issuers continued to take advantage of attractive long-term municipal yields. Year-to-date, new issue volume was up 51% from 1997 levels. Much of the supply surge was due to a 118% increase in refunding volume. Further contributing to the strong supply were several high-profile deals, in particular the record-setting $3.4 billion Long Island Power Authority, New York issue.

   "The heavy supply prevented municipal yields from declining as much as Treasury yields and, as a result, the municipal market underperformed the Treasury market during the second quarter. The narrowing of the yield spread between long-term municipal bonds and long-term Treasury bonds has left municipal bonds at their most attractive level, relative to Treasuries, in more than two years."

WHAT WAS YOUR INVESTMENT STRATEGY?

     "Our investment strategy reflects our positive outlook for interest rates and inflation, and our expectation that the economy will remain healthy in the months to come. In general, new purchases in the portfolio have been concentrated in long-term, current coupon bonds with longer call dates. At the same time, we reduced the portfolio's position in defensive issues, such as pre-refunded bonds.

   "The increase in new-issue activity facilitated the implementation of our investment strategy. The sheer volume of bonds being underwritten compelled municipal issuers to price their deals at higher yields to attract investors. Additionally, new issuance varied widely among different states and sectors, temporarily disrupting prevailing yield relationships. This provided us with an opportunity to sell overvalued bonds and replace them with bonds that are undervalued. As yield spreads normalize going forward, the performance potential of the Fund should be enhanced. Further, historically low interest rates increased the risk that callable bonds would be redeemed by the issuer. Therefore, we continued to focus on improving Seligman Select Municipal Fund's call exposure in an effort to avoid excessive bond calls that could have a detrimental impact on the Fund's dividend distributions."

WHAT IS THE OUTLOOK?

    "Recent data indicate that economic growth has begun to slow from its robust pace. We are cautiously optimistic that the slowdown will continue to subdue inflationary pressures and preclude the Federal Reserve Board from raising short-term interest rates. Municipal new issue volume is expected to slow from its current pace in the months ahead. Therefore, we anticipate that municipal market performance will improve relative to that of the Treasury market. Municipal securities continue to offer a significant yield advantage when compared with the after-tax returns of other fixed-income investments. We are confident that Seligman Select Municipal Fund will continue to play an important role in helping investors meet their long-term financial goals."

INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS*
FOR PERIODS ENDED JUNE 30, 1998

                                                                         Average Annual
                                                               ----------------------------------
                                                                                          Since
                                       Three         Six         One        Five        Inception
                                      Months       Months       Year        Years        2/15/90
                                      ------       ------       ----        -----       ---------
         Market Price**                3.61%       (7.87)%      3.98%       7.04%         8.12%
         Net Asset Value**             1.95         3.08       10.23        6.53          8.92


PRICE PER SHARE
                                    June 30,        March 31,    December 31,
                                      1998            1998           1997
                                    --------        --------     -----------

         Market Price                $12.4375        $12.1875       $13.9375
         Net Asset Value              12.31           12.26          12.33


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                                            Capital Gain
                                                       ------------------------
                                     Dividends Paid+   Realized      Unrealized
                                     ---------------   --------      ----------
                                         $0.396         $0.077        $1.190++

ANNUAL DISTRIBUTION RATE


The annual distribution rate based on current market price at June 30, 1998, was 6.17%, which is equivalent to a taxable yield of 10.22% based on the maximum federal tax rate of 39.6%.

             -----------------------------------------------------
The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

    * Returns for periods of less than one year are not annualized.

   ** These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

    + Preferred Stockholders were paid dividends at annual rates ranging from 3.40% to 4.00%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders.

   ++ Represents the per share amount of unrealized appreciation of portfolio securities as of June 30, 1998.


PORTFOLIO OF INVESTMENTS


-----------------------------------------------------------------------------------------------------------------
                           Face                                                       Ratings+
State                     Amount                 Municipal Bonds                     Moody's/S&P     Market Value
-----------------------------------------------------------------------------------------------------------------
Alabama-- 2.1%         $ 5,000,000  McIntosh Industrial Development Board,
                                      Environmental Facilities Rev. (CIBASpecialty
                                      Chemicals), 5 3/8% due 6/1/2028 ................   A2/AA-       $ 5,006,300
Alaska-- 6.9%            8,175,000  Alaska Housing Finance Corp. (Collateralized
                                      Home Mortgage Rev.), 7.65% due 6/1/2024 ........   Aaa/AAA        8,724,687
                         7,500,000  Valdez Marine Terminal Rev. (BP Pipelines Inc.
                                      Project), 5.65% due 12/1/2028 ..................   Aa2/AA         7,668,150
California-- 11.4%       9,130,000  California Pollution Control Financing Authority
                                      Sewage and Solid Waste Disposal Facilities
                                      Rev. (Anheuser-Busch Project),
                                      5 3/4% due 12/1/2030* ..........................   A1/A+          9,534,368
                        10,000,000  San Francisco City and County Airports Commission
                                      (San Francisco International Airport Rev.), 6.30%
                                      due 5/1/2025* ..................................   Aaa/AAA       10,756,700
                         6,000,000  San Joaquin Hills Transportation Corridor Agency
                                      Senior Lien Toll Road Rev. (Orange County),
                                      6 3/4% due 1/1/2032 ............................   Aaa/AAA        6,755,580
Delaware-- 2.9%          6,500,000  Delaware Economic Development Authority
                                      Exempt Facilities Rev. (Delmarva Power and
                                      Light Co. Project), 7.60% due 3/1/2020* ........   Aaa/AAA        6,949,410
Florida-- 2.6%           2,145,000  Florida Housing Finance Agency (Home Ownership
                                      Rev.), 7.90% due 3/1/2022* .....................   Aaa/NR         2,265,163
                         3,735,000  Orange County Housing Finance Authority
                                      (Mortgage Rev.), 7.80% due 10/1/2022* ..........   Aaa/NR         3,909,761
Illinois-- 4.3%          5,000,000  Chicago GO's 5 1/4%, 1/1/2028 ....................   Aaa/AAA        4,985,100
                         5,000,000  Chicago O'Hare International Airport International
                                      Terminal Special Rev., 7 5/8% due 1/1/2010* ....   Aaa/AAA        5,337,050
Indiana-- 2.2%           5,000,000  Indiana Employment Development Commission
                                      Environmental Rev. (Public Service Company of
                                      Indiana Inc.), 7 1/2% due 3/15/2015* ...........   Aaa/AAA        5,341,350
Louisiana-- 4.8%         9,325,000  Louisiana Public Facilities Authority Hospital Rev.
                                      (Southern Baptist Hospitals, Inc. Project), 8%
                                      due 5/15/2012 ..................................   NR/AAA        11,399,812
Massachusetts -- 4.3%    5,500,000  Massachusetts Bay Transportation Authority General
                                      Transportation System Rev., 5 5/8% due 3/1/2026    Aaa/AAA        5,988,565
                         4,175,000  Massachusetts Housing Finance Agency (Multi-
                                      Family Residential Development Rev.), 7.65%
                                      due 2/1/2028* ..................................   Aaa/AAA        4,322,586
Michigan-- 0.9%          2,000,000  Kalamazoo Hospital Finance Authority Rev.
                                      (Bronson Methodist Hospital),
                                      5 1/2% due 5/15/2028............................   Aaa/NR         2,052,540
Nebraska-- 1.0%          2,435,000  Nebraska Investment Finance Authority (Single
                                      Family Mortgage Rev.), 8 1/8% due 8/15/2038* ...   Aaa/AAA        2,496,873
Nevada-- 3.2%            7,000,000  Clark County Industrial Development Rev. (Nevada
                                      Power Company Project), 7.80% due 6/1/2020* ....   Aaa/AAA        7,561,890


-----------------------
See footnotes on page 6.


                                                                                                   JUNE 30, 1998

-----------------------------------------------------------------------------------------------------------------
                           Face                                                       Ratings+
State                     Amount                 Municipal Bonds                     Moody's/S&P     Market Value
-----------------------------------------------------------------------------------------------------------------

New Jersey-- 8.5%      $ 7,000,000  New Jersey Economic Development Authority Water
                                      Facilities Rev. (American Water Company Inc.),
                                      5 3/8% due 5/1/2032* .............................  Aaa/AAA     $ 7,109,200
                         2,000,000  New Jersey Educational Facilities Authority Rev.
                                      (Princeton University), 6% due 7/1/2024 ..........  Aaa/AAA       2,185,940
                         7,140,000  New Jersey Health Care Facilities Financing Authority
                                      Rev. (Riverwood Center), 9.90% due 7/1/2021 ......  Aaa/AAA       8,367,723
                         2,445,000  New Jersey Housing & Mortgage Finance Agency
                                      (Home Buyer Rev.), 7.70% due 10/1/2029* ..........  Aaa/AAA       2,547,054
New York-- 10.2%         2,000,000  New York State DormitoryAuthority Rev.
                                      (Rockefeller University), 7 3/8% due 7/1/2014 ....  Aaa/AAA
                                      2,040,200
                        10,000,000  New York State Energy Research & Development
                                      Authority Electric Facilities Rev. (Consolidated
                                      Edison Co. NY Inc. Project), 6.10% due 8/15/2020 .  Aaa/AAA      10,986,100
                        10,000,000  New York State Thruway Authority General Rev.,
                                      6% due 1/1/2025 ..................................  Aaa/AAA      11,155,500
New York and             6,500,000  Port Authority of New York and New Jersey
  New Jersey-- 2.9%                   (JFK International Air Terminal LLC Project Rev.),
                                      5 3/4% due 12/1/2022* ............................  Aaa/AAA       6,885,125
Ohio-- 4.7%              6,000,000  Cleveland Waterworks Improvement First Mortgage
                                      Rev., 5 3/4% due 1/1/2021 ........................  Aaa/AAA       6,346,380
                         4,585,000  Ohio Housing Finance Agency (Single Family
                                      Mortgage Rev.), 7.65% due 3/1/2029* ..............  NR/AA+        4,799,120
Pennsylvania-- 7.0%      2,500,000  Allegheny County Airport Rev. (Greater Pittsburgh
                                      International Airport), 6.80% due 1/1/2010* ......  Aaa/AAA       2,713,625
                         3,000,000  Lehigh County Industrial Development Authority
                                      Pollution Control Rev. (Pennsylvania Power &
                                      Light Company Project), 6.15% due 8/1/2029 .......  Aaa/AAA       3,302,640
                        10,000,000  Philadelphia Airport Rev., 6.10% due 6/15/2025* ....  Aaa/AAA
                                      10,775,200
South Carolina-- 2.1%    5,000,000  South Carolina Ports Authority Rev.,
                                      5.30% due 7/1/2026* ..............................  Aaa/AAA       4,978,300
Tennessee-- 3.7%         8,000,000  Humphreys County Industrial Development Board
                                      Solid Waste Disposal Rev. (E.I. duPont de
                                      Nemours & Co. Project), 6.70% due 5/1/2024* ......  Aa3/AA-       8,826,000
Texas-- 5.7%             5,000,000  Lower Neches Valley Authority Industrial
                                      Development Corp. Sewer Facilities Rev. (Mobil
                                      Oil Refining Corp. Project), 6.40% due 3/1/2030* .  Aa2/AA        5,458,400
                         7,500,000  Matagorda County Navigation District No. 1
                                      Pollution Control Rev. (Central Power and Light
                                      Co. Project), 6 1/8% due 5/1/2030* ...............  Aaa/AAA       8,127,450

                                                                            5

PORTFOLIO OF INVESTMENTS (continued)                                                               JUNE 30, 1998

-----------------------------------------------------------------------------------------------------------------
                           Face                                                       Ratings+
State                     Amount                 Municipal Bonds                     Moody's/S&P     Market Value
-----------------------------------------------------------------------------------------------------------------
Virginia-- 2.1%        $ 5,000,000  Pocahontas Parkway Association Toll Road Bonds
                                      (Route 895 Connector), 5 1/2% due 8/15/2028 ......  Baa3/BBB-  $  4,967,600
Washington-- 9.6%        4,795,000  Chelan County Public Utility District No. 001
                                      (Chelan Hydro Consolidated System Rev.),
                                      6 1/4% due 7/1/2017* .............................  Aaa/AAA       5,283,035
                         5,000,000  Chelan County Public Utility District No. 001
                                      (Chelan Hydro Consolidated System Rev.),
                                      6.35% due 7/1/2028* ..............................  Aaa/AAA       5,544,800
                        10,000,000  King County Sewer GOs, 6 1/8% due 1/1/2033 .........  Aaa/AAA      10,953,700
                         1,000,000  Spokane Regional Solid Waste Management System
                                      Rev., 7 3/4% due 1/1/2011* .......................  Aaa/AAA       1,036,450
                                                                                                     ------------
Total Municipal Bonds (Cost $229,672,571)-- 103.1%...............................................     245,445,427
Short-Term Holdings (Cost $3,500,000)-- 1.4%.....................................................       3,500,000
Other Assets Less Liabilities-- (4.5)%...........................................................     (10,827,708)
                                                                                                     ------------
Net Investment Assets-- 100.0%...................................................................    $238,117,719
                                                                                                     ============


-------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES                                                                   JUNE 30, 1998

ASSETS:
Investments at value:
   Long-term holdings (cost $229,672,571) ........................................   $245,445,427
   Short-term holdings (cost $3,500,000)  ........................................      3,500,000      $248,945,427
 .................................................................................   ------------
Cash ............................................................................................            75,045
Interest receivable .............................................................................         4,198,088
Receivable for securities sold ..................................................................            60,000
Expenses prepaid to stockholder service agent ...................................................            18,561
Other ...........................................................................................            51,754
                                                                                                       ------------
TOTAL ASSETS ....................................................................................       253,348,875
                                                                                                       ------------
LIABILITIES:
Payable for securities purchased ................................................................        14,971,015
Accrued expenses, taxes, and other ..............................................................           260,141
                                                                                                       ------------
TOTAL LIABILITIES ...............................................................................        15,231,156
                                                                                                       ------------
NET INVESTMENT ASSETS ...........................................................................       238,117,719
Preferred Stock .................................................................................        75,000,000
                                                                                                       ------------
NET ASSETS FOR COMMON STOCK .....................................................................      $163,117,719
                                                                                                       ============
NET ASSETS PER SHARE OF COMMON STOCK (Market Value $12.4375) ....................................            $12.31
                                                                                                             ======

COMPOSITION OF NET INVESTMENT ASSETS:
Preferred Stock Series A, $.01 par value, liquidation preference and asset coverage per share--$100,000 and $317,490, respectively; shares authorized,
   issued and outstanding--375 ..................................................................      $ 37,500,000
Preferred Stock Series B, $.01 par value, liquidation preference and asset coverage per share--$100,000 and $317,490, respectively; shares authorized, issued and
   outstanding--375 .............................................................................        37,500,000
Common Stock, $.01 par value: shares authorized--49,999,250; issued and
   outstanding--13,250,833 ......................................................................           132,508
Additional paid-in capital ......................................................................       146,146,364
Undistributed net investment income .............................................................            39,859
Undistributed net realized gain .................................................................         1,026,132
Net unrealized appreciation of investments ......................................................        15,772,856
                                                                                                       ------------
NET INVESTMENT ASSETS ...........................................................................      $238,117,719
                                                                                                       ============

----------------
See Notes to Financial Statements.


STATEMENT OF OPERATIONS                                                      FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME:
INTEREST ........................................................................................       $7,067,780


EXPENSES:
Management fee .......................................................................  $ 648,175
Stockholder account, transfer, and registrar services ................................    108,725
Preferred stock remarketing fee ......................................................     93,750
Auditing and legal fees ..............................................................     35,981
Stockholder reports and communications ...............................................     35,500
Stockholders' meeting ................................................................     18,576
Custody and related services .........................................................     18,341
Directors' fees and expenses .........................................................     17,350
Miscellaneous ........................................................................      4,624
                                                                                        ---------
TOTAL EXPENSES ..................................................................................          981,022
                                                                                                        ----------
NET INVESTMENT INCOME ...........................................................................        6,086,758*

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments .....................................................  1,026,132
Net change in unrealized appreciation of investments .................................   (722,842)
                                                                                        ---------
NET GAIN ON INVESTMENTS .........................................................................          303,290
                                                                                                        ----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS ...............................................       $6,390,048
                                                                                                        ==========


------------------
* Net investment income available for Common Stock is $4,722,493, which is net of Preferred Stock dividends.
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET INVESTMENT ASSETS

                                                                            SIX MONTHS ENDED       YEAR ENDED
                                                                              JUNE 30, 1998      DECEMBER 31, 1997
                                                                           ------------------   ------------------
OPERATIONS:
Net investment income ..................................................       $  6,086,758         $ 12,563,028
Net realized gain on investments .......................................          1,026,132            2,042,013
Net change in unrealized appreciation of investments ...................           (722,842)           3,727,924
                                                                               ------------         ------------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS ......................          6,390,048           18,332,965
                                                                               ------------         ------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series A (per share: $2,001.77 and $3,623.18) ......           (750,664)          (1,358,693)
   Preferred Stock, Series B (per share: $1,636.27 and $3,605.33) ......           (613,601)          (1,351,999)
   Common Stock (per share: $0.396 and $0.84) ..........................         (5,241,093)         (11,044,089)
                                                                               ------------         ------------
   Total ...............................................................         (6,605,358)         (13,754,781)
Net realized gain on investments:
   Common Stock (per share: $0.181) ....................................                 --           (2,386,003)
                                                                               ------------         ------------
DECREASE IN NET INVESTMENT ASSETS FROM DISTRIBUTIONS ...................         (6,605,358)         (16,140,784)
                                                                               ------------         ------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
   (34,549 and 76,238 shares) ..........................................            427,291              940,671
Value of shares of Common Stock issued in payment of gain
   distribution (34,506 shares)                                                          --              452,784
Cost of shares purchased for investment Plan (6,500 shares) ............            (78,796)                  --
                                                                               ------------         ------------
INCREASE IN NET INVESTMENT ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ..........................................            348,495            1,393,455
                                                                               ------------         ------------
INCREASE IN NET INVESTMENT ASSETS ......................................            133,185            3,585,636

NET INVESTMENT ASSETS:
Beginning of period ....................................................        237,984,534          234,398,898
                                                                               ------------         ------------
END OF PERIOD (including undistributed net investment
   income of $39,859 and $558,459, respectively) .......................       $238,117,719         $237,984,534
                                                                               ============         ============


---------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION--All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. DISTRIBUTIONS TO STOCKHOLDERS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

     The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 1998, amounted to $39,438,468 and $25,695,735, respectively.

   At June 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation of portfolio securities amounted to $15,772,856.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

   The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 1998, 6,500 shares purchased in the open market at a cost of $78,796, which represented a weighted average discount of 0.25% from the net asset value of those acquired shares. A total of 6,500 shares were issued to Plan participants during the period for proceeds of $78,685, a premium of 0.07% from the net asset value of those shares.

   The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the six months ended June 30, 1998.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock.

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends.

   Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and typically are reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

   The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund's average daily net assets.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $83,902 for stockholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1998, of $54,136 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

   "Total investment return for period" measures the Fund's performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares. The total investment return for periods of less than one year is not annualized.

   The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for all periods presented, do not reflect the effect of dividends paid to Preferred Stockholders.





                                                 SIX MONTHS                YEAR ENDED DECEMBER 31,
                                                   ENDED    ----------------------------------------------------
                                                  6/30/98     1997       1996        1995      1994        1993
                                                 ---------  ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD ............  $12.33     $12.16     $12.51     $11.54     $13.14     $12.45
                                                   ------     ------     ------     ------     ------     ------
Net investment income ...........................    0.46       0.96       1.02       1.03       1.05       1.05

Net realized and unrealized investment gain
(loss) ..........................................    0.02       0.44      (0.29)      1.11      (1.61)      0.85
                                                   ------     ------     ------     ------     ------     ------
INCREASE (DECREASE) FROM INVESTMENT
   OPERATIONS ...................................    0.48       1.40       0.73       2.14      (0.56)      1.90
Dividends paid on Preferred Stock ...............   (0.10)     (0.21)     (0.20)     (0.23)     (0.17)     (0.15)
Dividends paid on Common Stock ..................   (0.40)     (0.84)     (0.84)     (0.84)     (0.84)     (0.84)
Distribution from net realized gain .............      --      (0.18)     (0.04)     (0.10)     (0.03)     (0.22)
                                                   ------     ------     ------     ------     ------     ------
NET INCREASE (DECREASE) IN NET ASSET
   VALUE ........................................   (0.02)      0.17      (0.35)      0.97      (1.60)      0.69
                                                   ------     ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ..................  $12.31     $12.33     $12.16     $12.51     $11.54     $13.14
                                                   ======     ======     ======     ======     ======     ======
MARKET VALUE, END OF PERIOD .....................  $12.4375   $13.9375   $12.50     $12.50     $10.50     $13.00
                                                   ========   ========   ======     ======     ======     ======
TOTAL INVESTMENT RETURN FOR PERIOD:
Based upon market value .........................   (7.87)%    20.97%      7.49%     28.58%    (13.05)%    10.55%
Based upon net asset value ......................    3.08%     10.01%      4.48%     17.09%     (5.46)%    14.44%
RATIOS/SUPPLEMENTAL DATA:

Expenses to average net investment assets .......    0.83%+     0.90%      0.86%      0.91%      0.90%      0.92%
Expenses to average net assets for Common
   Stock ........................................    1.22%+     1.32%      1.27%      1.34%      1.32%      1.33%
Net investment income to average net
   investment assets ............................    5.16%+     5.35%      5.70%      5.74%      5.84%      5.58%
Net investment income to average net assets for
   Common Stock .................................    7.55%+     7.87%      8.40%      8.45%      8.60%      8.06%
Portfolio turnover ..............................   10.95%     27.83%     21.74%     13.37%     10.74%     15.83%
NET INVESTMENT ASSETS, END OF PERIOD
   (000s omitted):
FOR COMMON STOCK ................................ $163,118   $162,985   $159,399    $162,953  $150,100   $170,645
FOR PREFERRED STOCK .............................   75,000     75,000     75,000      75,000    75,000     75,000
                                                  ---------  --------   --------    --------  --------   --------
TOTAL NET INVESTMENT ASSETS ..................... $238,118   $237,985   $234,399    $237,953  $225,100   $245,645
                                                  =========  ========   ========    ========  ========   ========



----------
+  Annualized.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN SELECT MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Select Municipal Fund, Inc. as of June 30, 1998, the related statements of operations for the six months then ended and of changes in net investment assets for the six months then ended and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
July 31, 1998

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT

AUDREY G. KUCHTYAK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY


MANAGER
J.& W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 874-1092   Stockholder Services
(212) 682-7600   Outside the United States
(800) 622-4597   24-Hour Automated
                 Telephone Access Service

PROXY RESULTS

Stockholders of Seligman Select Municipal Fund, Inc. voted on the following proposals at the Annual Meeting of Stockholders on May 21, 1998, in St. Louis, MO. The description of each proposal and number of shares voted are as follows:

ELECTION OF DIRECTORS:
                                                FOR          WITHHELD
                                            ----------      ----------
   Alice S. Ilchman                         11,737,973        288,348
   Frank A. McPherson                       11,738,073        288,248
   Richard R. Schmaltz                      11,740,139        286,182
   Brian T. Zino                            11,740,139        286,182

RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR 1998:

                                      FOR          AGAINST        ABSTAIN
                                   ---------      ---------      ---------
                                  11,690,556       224,623        111,142

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, The New York and Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES,
   St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER,
   Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co.
   Incorporated


Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

                                    SELIGMAN
                                    =========
                                     SELECT
                                     ======
                                    MUNICIPAL
                                   FUND, INC.




                               [GRAPHIC OMITTED]
                                MID-YEAR REPORT
                                 JUNE 30, 1998


    Seligman Select Municipal Fund, Inc.
             Managed by
          [GRAPHIC OMITTED]

         J.& W. SELIGMAN & CO.
             Incorporated
      Investment Manager and Advisors
             Established 1864
      100 PARK AVENUE, NEW YORK, NY 10017

PHOTO: COURTESY MICHIGAN TRAVEL BUREAU

CESEL3b 6/98